Filed Pursuant to Rule 497(a)
File No. 333-227124
Rule 482ad

THIS E-MAIL IS INTENDED FOR THE NAMED RECIPIENT(S) ONLY AND MAY NOT BE FORWARDED OR OTHERWISE SENT TO ANY OTHER PERSONS. IF YOU ARE NOT AN INTENDED RECIPIENT, PLEASE DELETE THIS E-MAIL FROM YOUR SYSTEM.
Goldman Sachs & Co. LLC, Barclays and RBC Capital Markets are Joint Bookrunners on a new registered convertible notes offering with the following indicative terms:

Issuer:	Prospect Capital Corporation (NASDAQ: PSEC)
Issue:	Convertible Senior Notes due 2025
Ranking:	Senior Unsecured
Offering Size:	$150mm Base Deal Size, Plus a $22.5mm Greenshoe
Final Maturity:	6 Years (March 1, 2025)
Coupon:	6.25% - 6.375%
Conversion Price:	$9.03
Re-Offer Price:	98.0%
Effective Yield:	6.76% - 6.89%
Issuer Call:	Non-callable until 1-Dec-2024; callable thereafter at par plus accrued and unpaid interest and make-whole premium
Investor Redemption:	None
Coupon Payment Dates:	March 1st and September 1st of each year, beginning September 1st, 2019
Conversion Settlement:	Physical Settlement
Dividend Protection:	Full dividend protection above the monthly threshold of $0.06
Fundamental Change:	This security includes protection for investors upon a change of control, dissolution or delisting
Use of Proceeds:
Net proceeds used to repurchase from time to time a portion of the 2020 Notes. The remainder of the net proceeds will be used to repay debt under credit facility and to invest in high quality short term debt investments, and/or to make long term investments in accordance with Prospect’s investment objective

Anticipated Pricing Date:	Pre-market open on Wednesday, February 27th
Joint Bookrunners:	Goldman Sachs & Co. LLC, Barclays and RBC Capital Markets

The issuer has filed a registration statement (including a prospectus and prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

This information is subject to change and does not purport to be a complete description of these securities or the offering. Please refer to the prospectus for a complete description.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
A copy of the prospectus for the offering can be obtained from your Goldman Sachs sales representative or from Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282, Prospectus Department (212-902-1171); from your Barclays sales representative or from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (888) 603-5847; from your RBC Capital Markets sales representative or from RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, telephone: (877) 822-4089.

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